Goodwill Textblock	12 Months Ended
Jun. 30, 2011
Goodwill [Abstract]
Goodwill [Text Block]
9.	Goodwill

Goodwill arising from acquisitions of IT Lamp and HongAo were $983,149 and $390,559 as of June 30, 2011, respectively.

Impairment of goodwill is tested at least annually at the reporting unit. The test consists of two steps. First, the Company identifies potential impairment by comparing the fair value of the reporting unit to its carrying amount, including goodwill. If the fair value of the reporting unit is greater than its carrying amount, goodwill is not considered impaired. Second, if there is impairment identified in the first step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in accordance with Topic 805, "Business Combinations."